EXHIBIT 10.21

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.


Warrant No. 1               STOCK PURCHASE WARRANT            No. of Shares 1150


                  To Subscribe for and Purchase Common Stock of
                                  BIOSEQ, INC.


         THIS CERTIFIES THAT, for value received, Boston Biomedica, Inc. or registered assigns, is entitled to subscribe for and purchase from BioSeq, Inc., a corporation incorporated under the laws of Massachusetts (hereinafter called the "Company"), up to 1150 fully paid and non-assessable shares of the Company's Common Stock, no par value per share (the "Common Stock"), during each period set forth below, the specified number of shares of Common Stock at the price per share indicated, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is being issued pursuant to that certain Preferred Stock Purchase Agreement between the Company and Boston Biomedica, Inc. ("Boston Biomedica") dated as of October 7, 1996 (the "Purchase Agreement").

         (i) 300 Shares, during the five-year period commencing on October 7, 1996, at a per share price of seven hundred seventy ($770.00) dollars, for aggregate consideration of two hundred thirty-one thousand ($231,000) dollars;

         (ii) 550 Shares, during the five-year period commencing on the closing of Boston Biomedica's investment in the Company pursuant to Section 1.2(ii) of the Purchase Agreement, at a per share price of one thousand forty-five ($1,045.00) dollars, for aggregate consideration of five hundred seventy-four thousand seven hundred fifty ($574,750.00) dollars;

         (iii) 300 Shares, during the five year-period commencing on the closing of Boston Biomedica's investment in the Company pursuant to Section 1.2(iii)of the Purchase Agreement, at a per share price of two thousand seven hundred fifty ($2,750.00) dollars, for aggregate consideration of eight hundred twenty-five thousand ($825,000.00) dollars.

1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share), by the surrender of this Warrant (properly endorsed if required) at the office of any duly appointed transfer agent for the Common Stock or at the office of the Company at 25 Olympia Avenue, Unit F, Woburn, Massachusetts 01801, and upon payment to the Company, or for the account of the Company, by cash or by certified check or bank draft, of the Warrant Purchase Price for such shares. The Company agrees that the shares so purchased shall be and be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The purchase rights represented hereby shall not be exercisable to the extent that the exercise thereof would cause Boston Biomedica's percentage interest in the equity of the Company to equal or exceed twenty (20%) percent.

2. Shares to be Issued; Reservation of Shares. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly authorized, duly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and warrants that it will from time to time take all action required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Warrant Purchase Price. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant and will at its expense expeditiously upon each such reservation of shares procure the listing thereof (subject to issuance or notice of issuance) on all stock exchanges, if any, on which the Common Stock may then be listed.

3. Adjustment of Warrant Purchase Price. The Warrant Purchase Price in effect from time to time shall be subject to adjustment as follows:

         (a) Adjustment of Warrant Purchase Price Upon Issuance of Common Stock. Except as provided in subparagraph (b), if and whenever the Company shall issue or sell or is, in accordance with subparagraphs (a)(1) through (a)(6), deemed to have issued or sold any shares of Common Stock for a consideration per share less than the Warrant Purchase Price in effect immediately prior to the time of such issuance or sale, then, forthwith upon such issuance or sale, the Warrant Purchase Price shall be reduced to an amount equal to the quotient obtained by dividing:

                  (i) an amount equal to the sum of

(x) the number of shares of all Common Stock outstanding or deemed in accordance with subparagraphs (a)(1) through (a)(6) hereof to be issued and outstanding immediately prior to such issuance or sale (with each share of Common Stock issuable hereunder being deemed for such purpose to be issued and outstanding) multiplied by the Warrant Purchase Price in effect immediately prior to the time of such issuance or sale, plus

(y) the aggregate consideration received by the Company for such issuance or sale, by

                  (ii) the total number of shares of Common Stock outstanding or deemed in accordance with subparagraphs (a)(1) through (a)(6) hereof to be issued and outstanding immediately after such issuance or sale (with each share of Common Stock issuable hereunder being deemed for such purpose to be issued and outstanding).

                  For  purposes  of  this   subparagraph   (a),  the   following
subparagraphs (a)(1) to (a)(6) shall also be applicable:

                           (a)(1) Issuance of Rights or Options.  In case at any
time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Purchase Price in effect immediately prior to the time of the granting of such Options, then the shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph (a)(3), no adjustment of the Warrant Purchase Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (a)(2)  Issuance of Convertible  Securities.  In case
the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the

Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Purchase Price in effect immediately prior to the time of such issuance or sale, then the shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph
(a)(3), no further adjustment of the Warrant Purchase Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities. If any such issuance or sale of such Convertible Securities is made upon exercise of any options to purchase any such Convertible Securities for which adjustments of the Warrant Purchase Price have been or are to be made pursuant to other provisions of this subparagraph (a), no further adjustment of the Warrant Purchase Price shall be made by reason of such issuance or sale.

                           (a)(3)  Change in Option  Price or  Conversion  Rate.
Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (a)(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (a)(1) or (a)(2), or the rate at which Convertible Securities referred to in subparagraph (a)(1) or (a)(2) are convertible into or exchangeable for Common Stock shall change at any time
(including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Purchase Price in effect at the time of such event shall forthwith be readjusted to the Warrant Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Warrant Purchase Price then in effect hereunder is thereby reduced; and on the expiration of any such Options without exercise of any thereof or the termination of any such right to convert or exchange such Convertible Securities without conversion or exchange of any thereof, the Warrant Purchase Price then in effect hereunder shall forthwith be increased to the Warrant Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued.

                           (a)(4) Consideration for Stock. In case any shares of
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.

                           (a)(5)  Record Date. In case the Company shall take a
record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (a)(6) Treasury Shares. The disposition of any shares
owned or held by or for the account of the Company shall be considered an issuance or sale of Common Stock for the purposes of this subparagraph (a).

         (b) Certain Issuances of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Purchase Price upon issuance of

                  (i)      Common Stock upon the exercise of this Warrant;

                  (ii) options to purchase Common Stock of the Company granted to employees of the Company, and shares issued upon the exercise thereof, pursuant to plans or agreements approved by a majority of the Board of Directors; provided that this subparagraph (b)(ii) shall not apply to the grant of any options if, upon such grant, the shares issuable upon exercise of those options, when added to the shares issuable upon exercise of then outstanding options falling within this subparagraph (b)(ii) and shares previously issued upon exercise of any such options (all such shares being hereinafter referred to as the "Option Shares") shall exceed 15% of the total number of shares of Common Stock then outstanding (including as outstanding for purposes of this calculation (i) all shares of Common Stock into which this Warrant or any other then outstanding convertible securities of the Company may be converted and (ii) all of the Option Shares.

         (c) Subdivision or Combination of Common Stock. In case the Company shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         (d) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock receivable upon such exercise had such reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Purchase Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such rights.

         (e) Notice of Adjustment. In case any adjustment of the Warrant Purchase Price is required hereunder, the Company shall give written notice thereof, by first class mail, postage prepaid or by telex or facsimile, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Purchase Price resulting from such adjustment, setting forth in reasonable detail the calculation upon which such adjustment is based.

         (f)      Other Notices.  In case at any time:

                  (1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class, or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into, or a sale of all or substantially all its assets to, another entity or entities; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, or by telex or facsimile, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause shall also specify (a) in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (b) the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  (g) Stock to be Reserved. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to ensure that the par value per share of the Common Stock is at all times equal to or less than the Warrant Purchase Price in effect at the time. The Company will take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed or any national securities association which may provide quotations of the sale prices of the Common Stock.


4. Common Stock. As used herein the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Warrants and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares which may be purchased pursuant to this Warrant shall include only shares of the class of Common Stock, no par value referred to at the beginning of this agreement and designated in the Company's original issue of Warrants or, in the case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in subparagraph 3(d) hereof, the stock, securities or assets provided for in such subparagraph.

5. Transfer. Subject to the provisions of the Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, at the offices referred to in paragraph 1 hereof by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant is so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until each transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

6. Exchange. This Warrant is exchangeable, upon its surrender at the offices referred to in paragraph 1, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the holder hereof a new warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder.

7. Registration Rights. The definition of "Registrable Securities" contained in the Purchase Agreement shall include the shares of Common Stock or other securities issued hereunder and such shares shall have the same registration rights as are accorded to the Registrable Securities under the Purchase Agreement.

8. Governing Law. This Warrant shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, BioSeq, Inc. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated.

                                  BioSeq, Inc.


                                  By: /s/ James Laugharn
                                    --------------------------------------------
                                      James Laugharn, Jr., President



Attest:

/s/ Justine Laugharn
---------------------------
[Clerk]

                                    EXHIBIT A


                               NOTICE OF EXERCISE


         To:      BioSeq, Inc.

         1. The undersigned hereby elects to purchase _______ shares of Common Stock of BioSeq, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

            Number of Shares                  ______________________


         3. In the event of partial exercise, please re-issue an appropriate Warrant exercisable into the remaining shares.


                                      _____________________________________
                                     (Name)


                                      _____________________________________
                                     (Address)


                                      _____________________________________
                                     (Signature)


                                      _____________________________________
                                     (Date)